UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): September 24, 2007

Emerson Electric Co.

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(Exact Name of Registrant as Specified in its Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	Jun ’07	Jul ’07	Aug ’07
Process Management	+10	+15	+10 to +15
Industrial Automation	+10	+10	+10 to +15
Network Power	+10 to +15	+20	+15 to +20
Climate Technologies	+5	-5 to 0	-5 to 0
Appliance and Tools	-5 to 0	-5 to 0	0
Total Emerson	+5 to +10	+5 to +10	+5 to +10

August 2007 Order Comments:

Order trends remained solid for the three months ended in August as the pace of business for the respective segments was consistent with prior months. Favorable currency exchange rates contributed approximately 3 percentage points to the order growth.

Process Management order growth was strong and continued to be driven by balanced growth across the valve, systems and measurement businesses.

Industrial Automation maintained double digit growth, with particular strength from the electrical distribution and mechanical power transmission businesses. Orders also benefited from the weaker dollar.

Order growth for Network Power remained strong and was led by the power systems, inbound power and embedded power businesses.

Climate Technologies orders remained soft driven primarily by continued weakness in the United States housing market.

Appliance and Tools orders improved slightly, with softness from the consumer related businesses offset by strength from the businesses exposed to non-residential construction.

Item 8.01.  Other Events.

On September 24, 2007, Emerson sold its Western Forge hand tools business, with annual revenues of approximately $80 million, to MW Universal Inc. Western Forge, which was part of Emerson’s Appliance and Tools segment, is headquartered in Colorado Springs, Colorado, and produces pliers, wrenches, screwdrivers and other hand tools. It primarily serves the private-label market.

Upcoming Investor Events

On Tuesday, November 6, 2007, Emerson will issue the Company’s fourth quarter and fiscal year 2007 results. Emerson senior management will discuss the results during an investor conference call that will be held the same day. The call will begin at 3:00 p.m. Eastern Standard Time (2:00 p.m. Central Standard Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s Web site at www.emerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the Web site.

November 7, 2007 – Baird 2007 Industrial Conference

Location: Chicago, Illinois

Time: 9:20 a.m. to 9:50 a.m. EST

Presenter: David N. Farr, Chairman, Chief Executive Officer and President

Presentation and webcast: Access to the webcast will be available in the Investor Relations area of Emerson’s Web site at www.emerson.com/financial at the time of the event. A replay of the webcast will be available for approximately one week at the same location on the Web site.

Updates and further details of these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate Web site as they occur.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: September 26, 2007	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary